                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD (SM)

[LOGO]
KEMPER HIGH INCOME TRUST

KEMPER
HIGH INCOME


             "... We have been investing more in a lower quality
                  issues... which has helped support the funds's
                 income earning potential... we're making [these investments] because the issues make sense given the current strength of the economy. ..."

                                                [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Largest Holdings
9
Portfolio of Investments
17
Financial Statements
19
Notes to Financial Statements
21
Financial Highlights
22
Shareholder's Meeting



AT A GLANCE
-------------------------------------------------------
TOTAL RETURNS
-------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
-------------------------------------------------------

-------------------------------------------------------
                        BASED ON          BASED ON
                      NET ASSET VALUE   MARKET PRICE
-------------------------------------------------------
KEMPER HIGH
INCOME TRUST             6.04%             2.80%
-------------------------------------------------------


-------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------------

                                     AS OF      AS OF
                                    5/31/98   11/30/97
-------------------------------------------------------
NET ASSET VALUE                      $9.55       $9.44
-------------------------------------------------------
MARKET PRICE                         $10.00     $10.19
-------------------------------------------------------

-------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------
 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD
 INFORMATION FOR THE FUND AS OF MAY 31, 1998.

                                      KEMPER HIGH
                                      INCOME TRUST
-------------------------------------------------------
SIX-MONTHS INCOME:                      $0.4500
-------------------------------------------------------
MAY DIVIDEND:                           $0.0750
-------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON NET ASSET VALUE)               9.42%
-------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE
(BASED ON MARKET PRICE)                  9.00%
-------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Investments by the fund in lower quality bonds present greater risk to principal and interest than investments in higher quality bonds.


TERMS TO KNOW

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE Update

[MCNAMARA PHOTO]

Michael McNamara joined Scudder Kemper Investments, Inc. in 1972, and is a managing director. He is a co-lead portfolio manager of Kemper High Income Trust and directs all research for the fund. He earned a bachelor's from the University of Missouri and an M.B.A. from Loyola University.

[RESIS PHOTO]

Harry Resis joined Scudder Kemper Investments in 1988 and is a managing director. He is co-lead portfolio manager of Kemper High Income Trust and handles all of the trading activity for the fund. Resis holds a bachelor's degree in finance from Michigan State University.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.




                             CONTINUED STRENGTH IN THE ECONOMY, LOW INFLATION AND LOW INTEREST RATES, COMBINED WITH RECORD LEVELS OF HIGH YIELD BOND SUPPLY AND DEMAND, SUPPORTED ONGOING STRENGTH IN THE HIGH YIELD MARKET. CO-LEAD PORTFOLIO MANAGERS HARRY RESIS AND MICHAEL MCNAMARA EXPLAIN THEIR INVESTMENT APPROACH AND DISCUSS THE FACTORS DRIVING PERFORMANCE IN THE FUND.


Q     HOW DID KEMPER HIGH INCOME TRUST PERFORM FOR THE SEMIANNUAL PERIOD,
DECEMBER 1, 1997 THROUGH MAY 31, 1998?

A     The fund gained in both market value and net asset value. In market value, the fund gained 2.80 percent and on May 31, shares of the fund were trading at a market price of $10.00. Total return for the fund based on net asset value was
6.04 percent, slightly outperforming the Salomon Brothers Extended High Yield Index return of 6.00 percent for the same period.

Q     WHAT FACTORS ARE SUPPORTING THIS STRONG PERFORMANCE?

A     The past six months have been a continuation of an ideal environment for high yield bonds. Basically, over the last three years we've experienced stable economic growth amid relatively benign inflation. This environment has helped corporate earnings to grow, and the equity market to flourish. On the other hand, this slow growth economy has kept interest rates and Treasury yields relatively low.

  Investors look at a number of factors when deciding which type of bond to invest in. As yields (coupon rates) on Treasuries remain low, many people have looked to other types of bonds to find more income. High yield bonds are attractive because they pay higher rates of income in return for the higher level of risk associated with them. Over the past several years, investors have been willing to accept more risk to earn more income on their investments. This has paid off as the economy and strong performance of high yield issuers has led to relatively few defaulted bonds.

  This strong performance has supported record high supply levels in the high yield market, offset by record levels of demand. Open-end high yield mutual fund flows in 1997 were a record $22 billion, up from $16 billion the year before. And, those figures include only cash flows coming into the market from open-end mutual funds. They don't include the flows from closed-end mutual funds, insurance companies, pension funds and foreign investors, places we know billions of dollars keep coming in, more than offsetting this record supply. What this supply and demand scenario seems to be saying is that investors are becoming more comfortable with the risk involved in the high yield market. As a result, this demand, coupled with strong economic fundamentals has been driving the strong high yield market performance.

Q     WITH SO MUCH DEMAND FOR HIGH YIELD BONDS, ARE YOU FINDING IT MORE
CHALLENGING TO LOCATE APPROPRIATE BONDS FOR THE FUNDS?

A     Much of the new supply in the high yield market is in lower-quality bonds
(below B-rated and nonrated issues). Lower credit quality implies more risk, but these bonds offer higher yields to compensate for the assumed higher risk.

PERFORMANCE UPDATE

So, it is a bit more difficult to find higher quality bonds (B-rated and higher) today. We have been investing more in lower quality issues than we were a year ago, which has helped support the fund's income earning potential. However, we're not making these investments simply because they're available, we're making them because the issues make sense given the current strength of the economy. The economy has given these weaker credits a greater likelihood of flourishing. If we sense that the economy is beginning to shift, we'll change our strategy.

Q     WHAT OTHER CHANGES HAVE YOU MADE TO THE FUND'S PORTFOLIO COMPOSITION?

A     In the past six months we've increased our level of deferred interest bonds to be more in line with other high yield funds. Deferred interest bonds have low credit quality ratings. They are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. They tend to have a longer duration, making them sensitive to interest rate changes. We feel that the economic environment and interest rates will remain stable, making deferred interest bonds a good investment for the fund.

Q     HAS THE ASIAN MARKET CRISIS NEGATIVELY AFFECTED THE HIGH YIELD MARKET?

A     The Asian crisis is having a stronger impact on large, major companies that do business in Asia. Most high yield bond issuers are companies that are considered "small cap" and that conduct business primarily in the United States, so the negative impact was barely felt by the U.S. high yield market. We do believe, however, that all of the affects of Asia have not yet been felt by the U.S. economy. We expect that they may be revealed in a slight slow down of gross domestic product growth in the second quarter of 1998. We don't think the impact will be significant, but we will watch it closely and monitor its effects on the U.S. economy and the high yield market.

Q     DO YOU FORESEE ANY ALLOCATION CHANGES TO THE FUND IN THE NEAR FUTURE?

A     Not really. We've gotten slightly more aggressive over the past few months by buying lower credit-quality issues. This adjustment has paid off, but we don't plan to increase our positions in these bottom-tier investments dramatically. We plan to keep a close eye on the economy and the high yield market and make our investment decisions based on the direction of both.

Q     SO HIGH YIELD FUNDS CONTINUE TO BE A GOOD CHOICE FOR INVESTORS TODAY?

A     Definitely. All indicators point to continued strength in the high yield market. Defaults remain relatively low and supply and demand continue to grow at a breakneck pace. For both income-oriented and total return-oriented investors, the high yield market makes a great deal of sense right now.

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------
                                      ON 5/31/98              ON 11/30/97
--------------------------------------------------------------------------
    HIGH YIELD BONDS                      94%                      94%
--------------------------------------------------------------------------
    CASH AND EQUIVALENTS                   2                        3
--------------------------------------------------------------------------
    SHORT-TERM TREASURIES                  2                        2
--------------------------------------------------------------------------
    PREFERRED AND COMMON STOCK             2                        1
--------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART]

CORPORATE LONG-TERM FIXED INCOME

SECURITIES RATINGS


--------------------------------------------------------------------------
                                      ON 5/31/98              ON 11/30/97
--------------------------------------------------------------------------
    AAA                                    2%                       2%
--------------------------------------------------------------------------
    BBB                                   --                        1
--------------------------------------------------------------------------
    BB                                    14                       15
--------------------------------------------------------------------------
    B                                     72                       75
--------------------------------------------------------------------------
    OTHER                                 12                        7
--------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART]

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.

AVERAGE MATURITY


--------------------------------------------------------------------------
                                    ON 5/31/98               ON 11/30/97
--------------------------------------------------------------------------
    AVERAGE MATURITY                 7.7 years                7.6 years
--------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS*

Representing 8.1 percent of the fund's total net assets on May 31, 1998


--------------------------------------------------------------------------------
                 HOLDINGS                                                PERCENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             TELEWEST COMMUNICATIONS
1.                                                                          2.0%
--------------------------------------------------------------------------------
             SIX FLAGS THEME PARK
2.                                                                          1.8%
--------------------------------------------------------------------------------
             INTERNATIONAL CABLETEL
3.                                                                          1.5%
--------------------------------------------------------------------------------
             COINMACH CORP.
4.                                                                          1.4%
--------------------------------------------------------------------------------
             BUILDING MATERIALS CORPORATION OF AMERICA
5.                                                                          1.4%
--------------------------------------------------------------------------------

*Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST

Portfolio of Investments at May 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--2.1%                                                      PRINCIPAL
                                                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             U.S. Treasury Bonds
                                               13.375%, 2001                                 $3,000        $  3,680
                                               11.75%, 2001                                   1,000           1,153
                                             --------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost: $4,951)                                                   4,833
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT OBLIGATIONS--1.3%
-----------------------------------------------------------------------------------------------------------------------
    (PRINCIPAL AMOUNT                        Federal Republic of Brazil,
    IN U.S. DOLLARS)                           9.375%, 2008                                   1,040             970
                                             Republic of Korea,
                                               8.875%, 2008                                   1,000             940
                                             United Mexican States,
                                               8.625%, 2008                                   1,170           1,150
                                             --------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost: $3,152)                                                   3,060
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS--98.7%
-----------------------------------------------------------------------------------------------------------------------
    BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003               1,420           1,498
    CABLESYSTEMS AND
    PUBLISHING--17.8%
                                             American Banknote Corp., 11.25%,
                                               with warrants, 2007                              720             724
                                          (b)American Lawyer, 12.25%, 2008                       90              58
                                             American Radio Systems, 9.00%, 2006                990           1,059
                                          (b)Australis Holdings
                                             14.00%, 2000                                       267             174
                                             15.00%, with warrants, 2002                      2,750             550
                                             Big Flower Press, Inc., 8.875%, 2007             1,400           1,442
                                             Busse Broadcasting, 11.625%, 2000                  480             517
                                             CCA Holdings, 13.00%, 1999                       1,000           1,530
                                             CSC Holdings Inc.
                                               9.25%, 2005                                      100             106
                                               7.875%, 2007                                     100             103
                                               8.125%, 2009                                     370             387
                                               9.875%, 2013                                     840             928
                                               10.50%, 2016                                   1,140           1,325
                                             Capstar Broadcasting
                                               9.25%, 2007                                    1,110           1,146
                                               (b)  12.75%, 2009                                890             672
                                             Century Communications Corp., 8.375%,
                                               2007                                             350             354
                                             Chancellor Media Corp., 8.125%, 2007               340             339
                                          (b)Charter Communications, 14.00%, 2007             1,600           1,292
                                             Comcast Cellular Holdings, Inc., 9.50%,
                                               2007                                           1,180           1,217
                                             Comcast Corp., 9.125%, 2006                        820             867
                                          (b)Comcast UK Cable Partners, Ltd.,
                                               11.20%, 2007                                   3,510           2,883
                                          (b)Diamond Cable Communications, PLC
                                               13.25%, 2004                                   1,115           1,044
                                               11.75%, 2005                                     490             393
                                               10.75%, 2007                                     300             214

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
                                          (b)DIVA Systems Corp., 12.625%, 2008               $  850        $    450
                                             EZ Communications, 9.75%, 2005                     380             410
                                             Frontiervision
                                               11.00%, 2006                                     840             932
                                          (b)  11.875%, 2007                                    880             682
                                             Intermedia Capital Partners, 11.25%, 2006        1,040           1,162
                                          (b)International Cabletel, Inc., 12.75%,
                                               2005                                           3,740           3,282
                                             NTL, 10.00%, 2007                                  300             321
                                             Newsquest Capital, PLC, 11.00%, 2006               438             491
                                          (b)PX Escrow Corp., 9.62%, 2006                       880             627
                                             SFX Entertainment, Inc., 9.125%, 2008              960             936
                                             Salem Communications Corp., 9.50%, 2007            500             523
                                             Sinclair Broadcasting Group, Inc., 8.75%,
                                               2007                                           1,620           1,644
                                             Star Choice, 13.00%, with warrants, 2005           400             435
                                             Sullivan Broadcasting
                                               10.25%, 2005                                     320             362
                                               13.25%, 2006                                     630           1,040
                                          (b)TeleWest Communications, PLC, 11.00%,
                                               2007                                           5,490           4,419
                                          (b)Transwestern Holdings, 11.875%, 2008               250             166
                                          (b)21st Century Telecom Group, Inc.,
                                               12.25%, 2008                                     600             342
                                          (b)UIH Australia Pacific, Inc., 14.00%,
                                               with warrants, 2006                              710             451
                                          (b)United International Holdings, 10.75%,
                                               2008                                           1,500             941
                                             --------------------------------------------------------------------------
                                                                                                             40,438
-----------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--1.6%                  Allied Waste Industries
                                               10.25%, 2006                                     460             504
                                          (b)  11.30%, 2007                                   1,100             807
                                             Corporate Express, Inc., 4.50%, 2000                70              64
                                             General Binding Corp., 9.375%, 2008                350             352
                                             Intertek Finance, 10.25%, 2006                     520             550
                                             Outdoor Systems, Inc.
                                               9.375%, 2006                                     760             802
                                               8.875%, 2007                                     530             549
                                             --------------------------------------------------------------------------
                                                                                                              3,628
-----------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND                            Atlantis Group, Inc., 11.00%, 2003               1,605           1,657
    AGRICULTURE--4.4%
                                             Hines Horticulture, 11.75%, 2005                   510             561
                                             Huntsman Polymer Corp., 11.75%, 2004             1,790           1,969
                                             NL Industries, Inc.
                                               11.75%, 2003                                     860             948
                                          (b)  13.00%, 2005                                     940             966
                                             Octel Developments, PLC, 10.00%, 2006              270             275
                                             Terra Industries, Inc., 10.50%, 2005             1,610           1,749
                                             Texas Petrochemicals, 11.125%, 2006                890             970
                                             UCC Investors Holdings, Inc., 10.50%,
                                               2002                                             720             815
                                             --------------------------------------------------------------------------
                                                                                                              9,910
-----------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--16.8%                    American Cellular Corp., 10.625%, 2008             430             427
                                          (b)Call-Net Enterprises, Inc.
                                               13.25%, 2004                                   1,270           1,205
                                               9.27%, 2007                                      490             342
                                             Communication and Power Industry, Inc.,
                                               12.00%, 2005                                     600             672
                                           (b)Communications Cellular, 13.125%, with
                                                 warrants, 2003                               2,000           1,680

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
                                                                                            AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
                                          (b)Crown Castle International Corp.,
                                               10.625%, 2007                                 $1,500        $  1,013
                                             Dobson Communication Corp., 11.75%, 2007         1,200           1,290
                                             Econophone, Inc., 13.50%, with warrants,
                                               2007                                           1,390           1,628
                                             Esprit Telecom, 11.50%, 2007                       690             738
                                          (b)Focal Communication Corp., 12.125%,
                                               2008                                             710             431
                                             GCI General Communication, 9.75%, 2007             920             959
                                          (b)ICG Holdings, 13.50%, 2005                       2,940           2,470
                                          (b)ICG Services, Inc.
                                               10.00%, 2008                                     640             403
                                               9.875%, 2008                                     400             244
                                          (b)IPC Information Systems, 10.875%, 2008           1,000             725
                                             Interamerica Communication, 14.00%, 2007           170             170
                                          (b)Intermedia Communications, 12.25%,
                                               2006                                             430             350
                                             Intermedia Communications of Florida,
                                               Inc.,
                                          (b)  11.25%, 2007                                   1,800           1,314
                                               8.875%, 2007 with warrants                       300             509
                                          (b)KMC Telecom Holdings, Inc., 12.50%,
                                               2008                                           1,240             744
                                             Level 3 Communications
                                               10.375%, 2007                                    330             366
                                               9.125%, 2008                                     500             487
                                             Long Distance International, 12.25%, 2008          700             707
                                             MGC Communications, 13.00%,
                                               with warrants, 2004                              830             913
                                             McLeod, Inc.
                                          (b)  10.50%, 2007                                   1,745           1,300
                                               9.25%, 2007                                      560             582
                                             Metronet Communications
                                               12.00%, with warrants, 2007                      360             438
                                          (b)  10.75%, 2007                                     350             238
                                          (b)Millicom International Cellular, S.A.,
                                               13.50%, 2006                                   1,540           1,203
                                             Netia Holdings
                                          (b)  11.25%, 2007                                     440             306
                                               10.25%, 2007                                     135             134
                                          (b)Nextel Communications
                                               9.75%, 2004                                      770             744
                                               10.65%, 2007                                   1,770           1,175
                                               9.75%, 2007                                      330             212
                                               9.95%, 2008                                      525             336
                                             Nextlink Communications
                                               12.50%, 2006                                     385             439
                                          (b)  9.45%, 2008                                      530             323
                                               9.00%, 2008                                      610             608
                                          (b)PTC International Finance, B.V.,
                                                 10.75%, 2007                                 1,170             810
                                             Performance Systems International, Inc.,
                                               10.00%, 2005                                     600             609
                                             Primus Telecommunications Group,
                                               11.75%, with warrants, 2004                      600             660
                                             RCN Corp.
                                               10.00%, 2007                                     550             575
                                          (b)  9.80%, 2008                                      900             560
                                             Rogers Cantel, 9.75%, 2016                       1,265           1,328
                                          (b)SBA Communication, 12.00%, 2008                  1,400             861
                                             Satelites Mexicanos, S.A. de C.V.,
                                               10.125%, 2004                                    360             359
                                             Teligent, Inc.
                                               11.50%, 2007                                     550             560
                                          (b)  11.50%, 2008                                     550             303

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             USA Mobile Communications, Inc. II,
                                               14.00%, 2004                                  $  510        $    565
                                             Vanguard Cellular Systems, 9.375%, 2006            230             242
                                             Versatel Telecom, 13.25%, 2008                     500             518
                                             Viatel, Inc.
                                          (b)  12.50%, 2008                                     680             415
                                               11.25%, 2008                                     500             530
                                             Winstar Communication, 15.00%, 2007                240             302
                                             Winstar Equipment, 12.50%, 2004                    920           1,021
                                             --------------------------------------------------------------------------
                                                                                                             38,043
-----------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION MATERIALS--4.3%             American Standard, Inc.
                                          (b)  10.50%, 2005                                     950             988
                                               9.25%, 2016                                      270             278
                                             Airxcel, 11.00%, 2007                              490             518
                                             Brand Scaffold Services, Inc., 10.25%,
                                               2008                                             280             286
                                          (b)Building Materials Corporation of
                                               America,
                                               11.75%, 2004                                   3,205           3,125
                                             Desa International, 9.875%, 2007                   770             768
                                             Falcon Building Products, Inc., 9.50%,
                                               2007                                             420             420
                                             Kevco, 10.375%, 2007                               610             634
                                             Nortek, Inc.
                                               9.875%, 2004                                   1,190           1,226
                                               9.125%, 2007                                     640             653
                                             Waxman Industries, Inc.
                                          (b)  12.75%, 2004                                     300             284
                                          (a)  55,106 warrants expiring 2004                                    102
                                             Werner Holdings, 10.00%, 2007                      450             468
                                             --------------------------------------------------------------------------
                                                                                                              9,750
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS                        AMF Bowling World
    AND SERVICES--11.6%                   (b)  12.25%, 2006                                     692             560
                                               10.875%, 2006                                  1,470           1,608
                                             Avondale Mills, 10.25%, 2006                       930           1,007
                                             CEX Holdings, Inc., 9.625%, 2008                   390             394
                                             Cinemark USA, Inc., 9.625%, 2008                   720             742
                                             Coinmach Corp., 11.75%, 2005                     2,840           3,167
                                             Doskocil Manufacturing Co., 10.125%, 2007          530             562
                                             Dyersburg Corp., 9.75%, 2007                       790             802
                                             Grupo Azucarero Mexico, S.A. de C.V.,
                                               11.50%, 2005                                     760             646
                                             Hedstrom Corp., 10.00%, 2007                       530             543
                                             Herff Jones, Inc., 11.00%, 2005                    740             814
                                             IMPAC Group, Inc., 10.125%, 2008                   560             561
                                             Imperial Home Decor Group Inc., 11.00%,
                                               2008                                             500             518
                                             Kinder-Care Learning Centers, 9.50%, 2009        1,910           1,931
                                             La Petite Academy, Inc., 10.00%, 2008              340             342
                                             Mastellone Hermonos, 11.75%, 2008                  700             714
                                             Nine West Group, 9.00%, 2007                       350             341
                                             Outboard Marine, 10.75%, 2008                      360             364
                                             Perkins Family Restaurants, L.P.,
                                               10.125%, 2007                                    350             371
                                          (b)Pinnacle Holdings, 10.00%, 2008                  1,000             644
                                             Premier Parks, Inc., 12.00%, 2003                  690             764
                                             Purina Mills, Inc., 9.00%, 2010                    500             514
                                          (b)Restaurant Co., 11.25%, 2008                       740             444
                                             Riddell Sports, Inc., 10.50%, 2007                 560             577
                                          (b)Sealy Mattress, 10.875%, 2007                      300             199
                                          (b)Six Flags Theme Park, 12.25%, 2005               3,545           4,024

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
                                          (b)Spin Cycle, 12.75%, 2005                        $  830        $    589
                                             Van De Kamps, Inc., 12.00%, 2005                   660             736
                                             West Point Stevens, Inc., 9.375%, 2005           1,680           1,789
                                             --------------------------------------------------------------------------
                                                                                                             26,267
-----------------------------------------------------------------------------------------------------------------------
    DRUGS AND                                Dade International Inc., 11.125%, 2006             770             859
    HEALTHCARE--1.9%                         Jackson Products, Inc., 9.50%, 2005                450             453
                                             Media Inc., 11.00%, 2008                           540             549
                                             Paracelsus Healthcare, 10.00%, 2006                280             287
                                          (b)Paragon Health Networks Inc., 10.50%,
                                               2007                                           2,360           1,552
                                             Vencor, 9.875%, 2005                               670             673
                                             --------------------------------------------------------------------------
                                                                                                              4,373
-----------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED                       Bellwether Exploration Co., 10.875%, 2007          735             774
    SERVICES--5.7%                           Benton Oil & Gas Co.
                                               11.625%, 2003                                  1,185           1,256
                                               9.375%, 2007                                     170             166
                                             Coho Energy, Inc., 8.875%, 2007                    390             367
                                             Dailey International, 9.50%, 2008                  570             564
                                             Denbury Management, 9.00%, 2008                    560             554
                                             Espirito Santos Centrais Electricas S.A.,
                                               10.00%, 2007                                   1,110             991
                                             Flores & Rucks, Inc., 9.75%, 2006                  330             361
                                             Forcenergy Gas Exploration, 9.50%, 2006            510             515
                                             Mariner Energy, 10.50%, 2006                       160             165
                                             Michael Petroleum Corp., 11.50%, 2005              350             352
                                             Northern Offshore ASA., 10.00%, 2005               800             808
                                             Pacalta Resources, Ltd., 10.75%, 2004            1,230           1,252
                                             Parker Drilling Corp., 9.75%, 2006               1,040           1,089
                                             Plains Resources, 10.25%, 2006                     395             419
                                             RAM Energy, 11.50%, 2008                           300             300
                                             Rutherford-Moran Oil Corp., 10.75%, 2004           380             407
                                             Seven Seas Petroleum Inc., 12.50%, 2005            350             354
                                             Stone Energy Corp., 8.75%, 2007                    810             810
                                             United Meridian Corp., 10.375%, 2005             1,335           1,469
                                             --------------------------------------------------------------------------
                                                                                                             12,973
-----------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,                      Del Webb Corp.
    HOME BUILDERS AND                          9.75%, 2008                                      560             566
    REAL ESTATE--2.9%                          9.375%, 2009                                     880             862
                                             Forecast Group, L.P., 11.375%, 2000                820             791
                                             Fortress Group, 13.75%, 2003                       710             802
                                             Hovnanian Enterprises, 11.25%, 2002              1,568           1,627
                                             Ryland Group, Inc., 8.25%, 2008                    960             919
                                             UDC Homes, 12.50%, 2000                            650             663
                                             Williams Scotsman, Inc., 9.875%, 2007              370             385
                                             --------------------------------------------------------------------------
                                                                                                              6,615
-----------------------------------------------------------------------------------------------------------------------
    HOTELS AND                               Eldorado Resorts, 10.50%, 2006                     770             845
    GAMING--2.4%                             Empress River Casino, 10.75%, 2002               1,175           1,262
                                             HMH Properties
                                               9.50%, 2005                                      840             909
                                               8.875%, 2007                                     540             599
                                             Hard Rock Hotel, 9.25%, 2005                       250             255
                                             Harvey's Casino Resorts, 10.625%, 2006             680             758
                                             Players International, 10.875%, 2005               685             747
                                             --------------------------------------------------------------------------
                                                                                                              5,375

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS                    Accuride, 9.25%, 2008                           $  780        $    778
    AND MINING--13.5%                        Aftermarket Technology, 12.00%, 2004               712             786
                                             Alvey Systems, 11.375%, 2003                       420             450
                                             Bar Technologies, 13.50%,
                                               with warrants, 2001                            1,160           1,295
                                             Centaur Mining, 11.00%, 2007                       500             521
                                             Collins & Aikman Corp., 11.50%, 2006               800             896
                                             Day International Group, Inc., 11.125%,
                                               2005                                           2,020           2,202
                                             Delco Remy International, 10.625%, 2006          1,090           1,183
                                             Doe Run Co.
                                               12.00%, 2003                                     150             153
                                               11.250%, 2005                                    250             254
                                             Earle M. Jorgensen Co., 9.50%, 2005                250             249
                                             Euramax International, PLC, 11.25%, 2006         1,165           1,264
                                             Foamex, L.P.
                                               13.50%, 2005                                   1,000           1,155
                                               9.875%, 2007                                     310             335
                                             GS Technologies
                                               12.00%, 2004                                     310             339
                                               12.25%, 2005                                     510             570
                                             Great Central Mines LTD, 8.875%, 2008              440             437
                                             Great Lakes Carbon Corp., 10.25%, 2008             360             365
                                             (b)Grove Holdings LLC, 11.56%, 2009                200             118
                                             Grove Investors, 14.50%, 2010                      350             352
                                             Grove Worldwide LLC, 9.25%, 2008                   350             350
                                             Hayes Wheels International, Inc.
                                               11.00%, 2006                                   1,340           1,511
                                               9.125%, 2007                                     115             121
                                             JPS Automotive Products Corp.,
                                               11.125%, 2001                                  1,330           1,483
                                             Knoll, Inc., 10.875%, 2006                         945           1,063
                                             Lodestar Holdings, Inc., 11.50%, 2005              340             342
                                             MMI Products, Inc., 11.25%, 2007                   330             362
                                             MTS Systems Corp., 9.375%, 2005                    390             386
                                             Metal Management Inc., 10.00%, 2008                520             516
                                             Motors and Gears, Inc., 10.75%, 2006               900             954
                                             NSM Steel
                                               12.00%, 2006                                     820             738
                                               12.25%, 2008                                     930             856
                                             Neenah Corp., 11.125%, 2007                      1,390           1,529
                                             Park-Ohio Industries, 9.25%, 2007                  815             837
                                             Prestolite Electric, 9.625%, 2008                  535             546
                                             Renco Metals, 11.50%, 2003                         305             328
                                             Renco Steel Holdings, 10.875%, 2005                460             469
                                             Rental Service Corp., 9.00%, 2008                  500             496
                                             Scovill Fastners, 11.25%, 2007                     450             465
                                             Spinnaker Industries, 10.75%, 2006               1,060           1,102
                                             Venture Holdings, 9.50%, 2005                      690             706
                                             Wells Aluminum Corp., 10.125%, 2005                800             846
                                             Wheeling-Pitt Corp., 9.25%, 2007                   910             940
                                             --------------------------------------------------------------------------
                                                                                                             30,648
-----------------------------------------------------------------------------------------------------------------------
    PAPER, FOREST PRODUCTS                   AEP Industries Inc., 9.875%, 2007                  350             361
    AND CONTAINERS--7.9%                     BPC Holding Corp., 12.50%, 2006                    620             676
                                             Berry Plastics Corp., 12.25%, 2004               1,000           1,090
                                             Doman Industries, Ltd.
                                               8.75%, 2004                                      110             108
                                               9.25%, 2007                                      580             584
                                             Fonda Group, 9.50%, 2007                           590             572
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Gaylord Container Corp.
                                               9.75%, 2007                                   $  340        $    348
                                               9.875%, 2008                                   1,300           1,307
                                             Graham Packaging Co.
                                               9.25%, 2008                                      360             364
                                          (b)  10.75%, 2009                                     250             156
                                             Maxxam Group, Inc.
                                          (b)  12.25%, 2003                                     770             801
                                               11.25%, 2003                                   1,215           1,282
                                             Millar Western Forest Products Ltd.,
                                               9.875%, 2008                                     380             381
                                             National Fiberstock Corp., 11.625%, 2002           970           1,033
                                             Pindo Deli Finance Mauritius, Ltd.,
                                               10.75%, 2007                                      40              28
                                             Plainwell Inc., 11.00%, 2008                       570             577
                                             Printpack, Inc.
                                               9.875%, 2004                                     270             286
                                               10.625%, 2006                                  1,020           1,089
                                             Repap Enterprises Inc., 9.00%, 2004                350             355
                                             Riverwood International
                                               10.25%, 2006                                     710             731
                                               10.625%, 2007                                    815             856
                                               10.875%, 2008                                  1,345           1,369
                                          (b)SF Holdings Group, Inc., 12.75%, 2008              550             296
                                             Stone Container Corp.
                                               12.25%, 2002                                     550             565
                                               11.50%, 2006                                   1,300           1,456
                                             Tjiwi Kimia Finance Mauritius, Ltd.,
                                               10.00%, 2004                                      40              28
                                             U.S. Can Corp., 10.125%, 2006                    1,250           1,300
                                             --------------------------------------------------------------------------
                                                                                                             17,999
-----------------------------------------------------------------------------------------------------------------------
    RETAILING--5.2%                          AFC Enterprises, Inc., 10.25%, 2007              1,200           1,273
                                             Advantica Restaurant Company, 11.25%,
                                               2008                                             965           1,019
                                             Ameriking, 10.75%, 2006                            410             443
                                             Cole National Group, 9.875%, 2006                  250             269
                                             (a)Color Tile, Inc., 10.75%, 2001                1,260              13
                                             Finlay Enterprises, 9.00%, 2008                    300             299
                                             Finlay Fine Jewelry Corp., 8.375%, 2008            400             399
                                             Guitar Center Management, 11.00%, 2006             280             311
                                             Iron Age Holdings, Corp.
                                               9.875%, 2008                                     350             351
                                          (b)  12.125%, 2009                                    310             174
                                             J. Crew Group
                                               10.375%, 2007                                    855             829
                                          (b)  13.125%, 2008                                  1,290             735
                                             Jafra Cosmetics International, Inc.,
                                               11.75%, 2008                                     700             700
                                             Krystal Co., 10.25%, 2007                          220             226
                                             Pamida Holdings, 11.75%, 2003                      630             649
                                             Pathmark Stores, 9.625%, 2003                      545             555
                                             Petro Stopping Centers, 10.50%, 2007             1,490           1,602
                                             Specialty Retail Services, Inc.
                                               8.50%, 2005                                      190             196
                                               9.00%, 2007                                      340             352
                                             TravelCenters of America, Inc., 10.25%,
                                               2007                                           1,320           1,389
                                             --------------------------------------------------------------------------
                                                                                                             11,784
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT
                                                                                               OR
                                                                                        NUMBER OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--.7%                          Axiohm Transaction Solutions, Inc.,
                                               9.75%, 2007                                   $  400        $    405
                                             Viasystems, Inc., 9.75%, 2007                    1,200           1,215
                                             --------------------------------------------------------------------------
                                                                                                              1,620
-----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--2.0%                     Canadian Airlines Corp., 10.00%, 2005              500             507
                                             TFM, S.A. de C.V., 10.25%, 2007                  1,010           1,015
                                             Trans World Airlines, Inc., 11.375%, 2006          520             521
                                          (b)Transtar Holdings, L.P., 13.375%, 2003           2,580           2,387
                                             --------------------------------------------------------------------------
                                                                                                              4,430
                                             --------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS
                                             (Cost: $214,967)                                               223,853
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    COMMON AND PREFERRED                     Benedek Unit, PIK, preferred with
    STOCKS--2.5%                               warrants                                       5,000shs.         783
                                           (a)Capital Pacific Holdings                            4               4
                                           (a)Clark USA, PIK, preferred                       1,586             168
                                             Crown American Realty Trust, preferred          12,000             644
                                          (a)EchoStar Communications Corp.                    5,825             148
                                          (a)Empire Gas Corp., warrants                       1,794               9
                                          (a)Foamex International, warrants                     950              19
                                          (a)Gaylord Container Corp.                         13,125             110
                                          (a)Gulf States Steel, warrants                      1,500               8
                                          (a)Intelcom Group, Inc.                             4,950              92
                                          (a)Nextel, PIK, preferred                             450             461
                                             Sinclair Capital, preferred                      9,500           1,050
                                          (a)Sullivan Broadcasting                           10,080             302
                                             Time Warner, PIK, preferred                      1,476           1,675
                                          (a)21st Century Telecom Group, Inc.,
                                               preferred                                        120             131
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCKS
                                             (Cost: $4,932)                                                   5,604
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yields--5.52% to 5.55%
    INSTRUMENTS--1.8%                        Due--June 1998
                                             (Cost: $3,999)                                  $4,000           3,999
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--106.4%
                                             (Cost: $232,001)                                               241,349
                                             --------------------------------------------------------------------------
                                             LIABILITIES, LESS CASH AND OTHER ASSETS--(6.4)%                (14,563)
                                             --------------------------------------------------------------------------
                                             NET ASSETS--100%                                              $226,786
                                             --------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security. In case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $232,001,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $12,788,000, the gross unrealized depreciation was $3,440,000 and the net unrealized appreciation on investments was $9,348,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $232,001)                                                $241,349
------------------------------------------------------------------------
Cash                                                               1,609
------------------------------------------------------------------------
Receivable for:
  Interest                                                         4,372
------------------------------------------------------------------------
  Investments sold                                                 2,027
------------------------------------------------------------------------
    TOTAL ASSETS                                                 249,357
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Note payable                                                      20,000
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            2,250
------------------------------------------------------------------------
  Management fee                                                     161
------------------------------------------------------------------------
  Interest                                                           120
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              26
------------------------------------------------------------------------
  Trustees' fees                                                      14
------------------------------------------------------------------------
    Total liabilities                                             22,571
------------------------------------------------------------------------
NET ASSETS                                                      $226,786
------------------------------------------------------------------------
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $253,890
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (40,035)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         9,348
------------------------------------------------------------------------
Undistributed net investment income                                3,583
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $226,786
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($226,786 / 23,752 shares outstanding)                             $9.55
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

---------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------
Interest                                                      $12,667
---------------------------------------------------------------------
Dividends                                                         142
---------------------------------------------------------------------
  Total investment income                                      12,809
---------------------------------------------------------------------
Expenses:
  Management fee                                                  963
---------------------------------------------------------------------
  Interest expense                                                617
---------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           73
---------------------------------------------------------------------
  Professional fees                                                28
---------------------------------------------------------------------
  Reports to shareholders                                          40
---------------------------------------------------------------------
  Trustees' fees and other                                         18
---------------------------------------------------------------------
    Total expenses                                              1,739
---------------------------------------------------------------------
NET INVESTMENT INCOME                                          11,070
---------------------------------------------------------------------
---------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------
  Net realized gain on sales of investments                     3,101
---------------------------------------------------------------------
  Net realized loss from futures transactions                     (30)
---------------------------------------------------------------------
    Net realized gain                                           3,071
---------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (977)
---------------------------------------------------------------------
Net gain on investments                                         2,094
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $13,164
---------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                             SIX MONTHS
                                                                ENDED              YEAR
                                                               MAY 31,            ENDED
                                                                1998           NOVEMBER 30,
                                                             (UNAUDITED)           1997
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                       $ 11,070            21,553
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                       3,071              (169)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (977)            5,298
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            13,164            26,682
-------------------------------------------------------------------------------------------
Distribution from net investment income                        (10,709)          (21,255)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(139 shares and 285 shares, respectively)                        1,412             2,843
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     3,867             8,270
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                                            222,919           214,649
-------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$3,583 and $3,222, respectively)                              $226,786           222,919
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1998, amounting to approximately $37,773,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .85% of average weekly net assets.
                             The Fund incurred a management fee of $963,000 for the six months ended May 31, 1998.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $20,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT              For the six months ended May 31, 1998, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                  $161,909
                             Proceeds from sales                         162,004

--------------------------------------------------------------------------------

4    NOTE PAYABLE            The note payable represents a $20,000,000 loan from
                             Bank of America which was outstanding throughout the six months. The note bears interest at the London Interbank Offered Rate plus .275% (5.99% at
                             May 31, 1998) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1999.

FINANCIAL HIGHLIGHTS

                                                        SIX MONTHS
                                                          ENDED               YEAR ENDED NOVEMBER 30,
                                                         MAY 31,     -----------------------------------------
                                                           1998       1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.44       9.20      8.73      8.33      9.45
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .46        .91       .91       .91       .88
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .10        .23       .46       .39     (1.10)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                              .56       1.14      1.37      1.30      (.22)
--------------------------------------------------------------------------------------------------------------
Distribution from net investment income                       .45        .90       .90       .90       .90
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $9.55       9.44      9.20      8.73      8.33
--------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                $10.00      10.19     10.00      9.50      8.38
--------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Based on net asset value                                     6.04%     12.99     16.56     16.30     (2.55)
--------------------------------------------------------------------------------------------------------------
Based on market value                                        2.80%     11.98     16.12     25.81      1.47
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                                     1.52%      1.56      1.59      1.52      1.64
--------------------------------------------------------------------------------------------------------------
Net investment income                                        9.77%      9.84     10.33     10.64      9.91
--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)               $226,786    222,919   214,649   200,502   188,294
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                           97%        79        74        85        83
--------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of period (in thousands)   $ 20,000     20,000    20,000    20,000    20,000
--------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                        $ 12,300     12,100    11,700    11,000    10,400
--------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING
On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper High Income Trust shareholders were asked to vote on three separate issues: election of the two members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, and approval of a new investment management agreement with Scudder Kemper Investments, Inc., The following are the results for each issue:

1) Election of Trustees

                               For       Withheld
   Daniel Pierce             18,217,862   353,412
   Edmond D. Villani         18,232,384   338,890

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                      For      Against   Abstain
                    18,341,000   89,497   140,778

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

                                                    Broker
                      For      Against   Abstain   Non-Votes
                   16,663,224  259,785   379,335   1,268,931


NOTES

TRUSTEES AND OFFICERS                           OFFICERS

TRUSTEES                                        MARK S. CASADY
                                                President
DANIEL PIERCE
Chairman and Trustee                            PHILIP J. COLLORA
                                                Vice President and
JAMES E. AKINS                                  Secretary
Trustee
                                                JOHN R. HEBBLE
ARTHUR R. GOTTSCHALK                            Treasurer
Trustee
                                                JERARD K. HARTMAN
FREDERICK T. KELSEY                             Vice President
Trustee
                                                THOMAS W. LITTAUER
FRED B. RENWICK                                 Vice President
Trustee
                                                ANN M. MCCREARY
JOHN B. TINGLEFF                                Vice President
Trustee
                                                MICHAEL A. MCNAMARA
EDMOND D. VILLANI                               Vice President
Trustee
                                                ROBERT C. PECK, JR.
JOHN G. WEITHERS                                Vice President
Trustee
                                                KATHRYN L. QUIRK
                                                Vice President

                                                HARRY E. RESIS, JR.
                                                Vice President

                                                LINDA J. WONDRACK
                                                Vice President

                                                MAUREEN E. KANE
                                                Assistant Secretary

                                                CAROLINE PEARSON
                                                Assistant Secretary

                                                ELIZABETH C. WERTH
                                                Assistant Secretary




----------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419066
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT          INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania
                                      Kansas City, MO 64105

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